UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 25, 2005
                                                       ----------------


                             ASB Financial Corp.
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           (Exact name of registrant as specified in its charter)


            Ohio                   0-25906                31-1429488
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(State or other jurisdiction    (Commission    IRS Employer Identification No.)
      of incorporation)         File Number)


             503 Chillicothe Street, Portsmouth, Ohio     45662
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             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (740) 354-3177
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.
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      On January 25, 2005, ASB Financial Corp. issued a press release regarding its earnings for the quarter ended December 31, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
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      (a) and (b). Not applicable.

      (c)   Exhibits.

            See Index to Exhibits.


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                                 SIGNATURES
                                 ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASB FINANCIAL CORP.


                                 By: /s/ Michael L. Gampp
                                     ------------------------------------------
                                     Michael L. Gampp
                                     Vice President and Chief Financial Officer


Date: January 27, 2005


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                              INDEX TO EXHIBITS
                              -----------------

Exhibit Number                            Description
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      99          Press Release of ASB Financial Corp. dated January 25, 2005


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